UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                August 15, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PIONEER OIL AND GAS
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Utah                        0-30472                87-0365907
 -------------------------------   ------------------------  ----------------
 (State or other jurisdiction of   (Commission File Number)  (IRS Employer
         incorporation)                                   Identification No.)


           1206 W. South Jordan Parkway, Unit B South Jordan, UT 84095
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               (Address of principal executive offices) (Zip Code)


                                 (801) 566-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5: Pioneer Oil and Gas (the "Company")is filing this form 8K because of the press release issued on August 15, 2005. The press release is attached to this Form 8K as an exhibit.

          (c) Exhibits. The following exhibit is furnished pursuant to Item 5 of Form 8-K:

Press  Release: PIONEER GIVES UPDATE ON GOING PRIVATE AND POGO OPTION

                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     PIONEER OIL AND GAS Registrant


      Date: August 15, 2005               /s/ Don J. Colton
                                        ------------------------------
                                           Don J. Colton
                                           President

 August 15, 2005

             PIONEER GIVES UPDATE ON GOING PRIVATE AND POGO OPTION

South Jordan, Utah --- Pioneer Oil and Gas (OTC Bulletin Board: PIOL) announced that it had mailed to all shareholders of record, as of August 4, 2005, proxy materials requesting approval of a 2000-1 reverse stock split and subsequent purchase of all fractional shares for $1.50 in order to allow the Company to deregister as a fully reporting company as of September 26, 2005 the date of the repurchase of fractional shares.

The Company is deregistering in order to reduce substantial compliance costs associated with the Sarbanes Oxley legislation. The Company had previously announced its intent to do so in a prior news release on May 5, 2005; and the Company filed a DEF 14A definitive proxy statement with the SEC on July 28, 2005.

The price of $1.50 per share is based on an independent valuation of the Company at $1.07 per share and the market value of the stock during the period leading up to the decision to go "private" under the SEC definition. A significant part of the valuation by Gate-Way Capital, Inc., the independent valuation company, was based on POGO Producing Company exercising its option to purchase 35,000 acres from Pioneer and its partners for $275 per acre. If the exercise of the option is completed Pioneer will receive $3,609,375.

POGO Producing Company has verbally informed Pioneer that there is a strong likelihood that the option may not be exercised but POGO has not waived any rights to exercise the option, which expires in early October 2005. Pioneer believes that it can still sell this acreage to other parties who are interested at a similar price even if POGO does not exercise the option. However, the Company felt it important to notify all shareholders that POGO may not exercise its option.